  Exhibit 99.1

FOR IMMEDIATE RELEASE

SANUWAVE HEALTH REPORTS FIRST QUARTER FINANCIAL RESULTS
AND PROVIDES A BUSINESS UPDATE

SUWANEE, GA, May 16, 2018 – SANUWAVE Health, Inc. (OTCQB: SNWV) reported financial results for the three months ended March 31, 2018 with the SEC on Tuesday, May 15, 2018 and will provide a business update on a conference call today, May 16, 2018 at 9:00 a.m. Eastern Time.

Highlights:

●
Revenue for the first quarter of 2018 was $344,272 up 130% from the first quarter of 2017.

●
Shipped first US dermaPACE® devices in February 2018.

●
Entered into an exclusive agreement for purchase and sale of dermaPACE® Systems to certain governmental healthcare facilities with Premier Shockwave Wound Care, Inc. and Premier Shockwave, Inc. The contract includes a minimum purchase of 100 units over 3 years.

●
Entered into a Master Equipment Lease with NFS Leasing Inc. to provide financing for equipment placements.

●
Added Dr. Perry Mayer, Medical Director and principal at The Mayer Institute “TMI” in Hamilton, Ontario, Canada to the science advisory board.

●
Exhibitor at EWMA, CAET and Wounds Canada Spring conferences in May 2018 and SAWC (Symposium of Advanced Wound Care) in April 2018.

With the FDA clearance, we have begun to develop and implement a platform for rolling out the dermaPACE® System for treating DFU’s in the US. We are taking a methodical approach to the roll out to ensure we will ultimately achieve our goal - The delivery of a dermaPACE® System to any location in the US that will be treating DFU’s.

Recap of SANUWAVE Attendance at Four Global Wound Care Conferences

SANUWAVE is excited to recap the worldwide participation and unprecedented user interest over the past three weeks at four significant global wound care conferences. SANUWAVE executives were able to divide and conquer around the globe to ensure the display of the dermaPACE® System at all four critical exhibitions.

“We are elated and humbled by the outpouring of interest, support for the dermaPACE® System,” stated Kevin A. Richardson II, Chief Executive Officer of SANUWAVE. “SANUWAVE met with hundreds of doctors, nurses and global healthcare professionals while receiving over four hundred leads for interest in device leasing, ownership and continued clinical study work. Our global objective of Healing Today, Curing Tomorrow may yield results sooner than we think.”

4 conferences in attendance:

✓
2018 SAWC (Symposium on Advanced Wound Care) Conference in Charlotte, NC on April 25 – 29. In addition to the exhibitor’s session, SANUWAVE was selected to present the dermaPACE® System at the new product showcase.

✓
2018 CAET (Canadian Association for Enterostomal Therapy) 37th National Conference Educational Program “Turn Knowledge into Action” on May 3 – 6, 2018 in Victoria, British Columbia. In addition to the exhibitor’s session, SANUWAVE was selected for the Shockwaves used for Disruption of Biofilm poster presentation.

✓
2018 EWMA (European Wound Management Association) Conference in Krakow, Poland on May 9 - 11.

✓
2018 Wounds Canada Spring Conference “Sharing Solutions, Shaping the Future” on May 11–12, 2018 at the RBC Convention Centre in Winnipeg, Manitoba.

Later this year, SANUWAVE looks forward to attending other major conferences and the growing interest in the product. We plan to be at SAWC in Las Vegas, NV on November 2-4 and the Wounds Canada Fall conference in London on November 8-11.

First Quarter Financial Results

Revenues for the three months ended March 31, 2018 were $344,272, compared to $149,569 for the same period in 2017, an increase of $194,703, or 130%. Revenues resulted primarily from sales in the United States and Europe of our dermaPACE® and orthoPACE® devices and related applicators. The increase in revenues for 2018 was due to first sale of dermaPACE® devices and applicators in the United States after obtaining FDA approval and slight increase in refurbishment applicator sales.

Operating expenses for the three months ended March 31, 2018 were $1,300,066, compared to $718,064 for the prior period, an increase of $582,002. Research and development expenses increased by $89,106, as a result of hiring of a full-time software engineer, accrual of bonus for 2018 and a grant given to a university for clinical work to be performed. General and administrative expenses increased by $497,000, due to hiring of a human resources director, higher travel costs, accrual of bonus for 2018, recruiting fees for open positions, higher legal and accounting fees related to SEC filings and higher consultant fees related to the commercialization of dermaPACE®.

Net loss for the three months ended March 31, 2018 was $5,856,655, or ($0.04) per share, compared with a net loss of $493,532, or ($0.00) per share for the same period in 2017, which is an increase in the net loss of $5,363,123. The increase in the net loss for 2018 was a result of higher interest expense related to convertible promissory notes, an increased loss on warrant valuation, and increase in operating expenses discussed above.

On March 31, 2018, the Company has cash and cash equivalents of $154,205 compared to $730,184 as of December 31, 2017, a decrease of $575,979. For the three months ended March 31, 2018 and 2017, net cash used by operating activities was $1,848,553 and $114,884 respectively, primarily consisting of compensation costs, research and development activities and general corporate operations. The increase in the use of cash for operating activities for the three months ended March 31, 2018, as compared to the same period for 2017, of $1,733,669 was primarily due to the increased operating expenses and decreased payables in 2018. Net cash used by investing activities for the three months ended March 31, 2018 consisted of purchase of property and equipment of $7,720. Net cash provided by financing activities for the three months ended March 31, 2018 was $1,279,371 which consisted of $1,159,785 from the issuance of convertible promissory notes, $94,058 net from note payable, product, $13,528 from the exercise of warrants and $12,000 from the advances from related parties for exercise of warrants. Net cash provided by financing activities for the three months ended March 31, 2017 was $77,066 from exercise of warrants.

“The first quarter reflects the beginning of our investment in the future with new hires and increase in exposure on a world wide basis with our participation in multiple tradeshows,” stated Kevin A. Richardson II, Chairman of the Board of SANUWAVE. “We expect continued growth over last year as we continue to market our products both domestically and abroad,” concluded Mr. Richardson.

Conference Call

The Company will host a conference call on Wednesday, May 16, 2018, beginning at 9:00AM Eastern Time to discuss the first quarter financial results, provide a business update and answer questions.

Shareholders and other interested parties can participate in the conference call by dialing 877-407-8033 (U.S.) or 201-689-8033 (international) or via webcast at http://www.investorcalendar.com/event/29632.

A replay of the conference call will be available beginning two hours after its completion through May 30, 2018, by dialing 877-481-4010 (U.S.) or 919-882-2331 (international) and entering Conference ID 29632 and a replay of the webcast will be available at http://www.investorcalendar.com/event/29632 until August 16, 2018.

About SANUWAVE Health, Inc.
SANUWAVE Health, Inc. (www.sanuwave.com) is a shock wave technology company initially focused on the development and commercialization of patented noninvasive, biological response activating devices for the repair and regeneration of skin, musculoskeletal tissue and vascular structures. SANUWAVE’s portfolio of regenerative medicine products and product candidates activate biologic signaling and angiogenic responses, producing new vascularization and microcirculatory improvement, which helps restore the body’s normal healing processes and regeneration. SANUWAVE applies its patented PACE technology in wound healing, orthopedic/spine, plastic/cosmetic and cardiac conditions. Its lead product candidate for the global wound care market, dermaPACE®, is CE Marked throughout Europe and has device license approval for the treatment of the skin and subcutaneous soft tissue in Canada, Australia, and New Zealand. In the U.S., dermaPACE® has received FDA’s de novo clearance for the treatment of diabetic foot ulcers. SANUWAVE researches, designs, manufactures, markets and services its products worldwide, and believes it has demonstrated that its technology is safe and effective in stimulating healing in chronic conditions of the foot (plantar fasciitis) and the elbow (lateral epicondylitis) through its U.S. Class III PMA approved OssaTron® device, as well as stimulating bone and chronic tendonitis regeneration in the musculoskeletal environment through the utilization of its OssaTron, Evotron® and orthoPACE® devices in Europe, Asia and Asia/Pacific. In addition, there are license/partnership opportunities for SANUWAVE’s shock wave technology for non-medical uses, including energy, water, food, and industrial markets.

Forward-Looking Statements
This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors, or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval and marketing of the Company’s product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, the Company’s ability to manage its capital resource issues, competition, and the other factors discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

For additional information about the Company, visit www.sanuwave.com.

Contact:

Millennium Park Capital LLC
Christopher Wynne
312-724-7845
cwynne@mparkcm.com

SANUWAVE Health, Inc.

Kevin Richardson II
Chairman of the Board
978-922-2447
investorrelations@sanuwave.com

(FINANCIAL TABLES FOLLOW)

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	March 31,	December 31,
	2018	2017
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$154,205	$730,184
Accounts receivable, net of allowance for doubtful accounts	151,684	152,520
Contract assets	55,700	-
Inventory, net	264,266	231,532
Prepaid expenses	200,960	90,288
TOTAL CURRENT ASSETS	826,815	1,204,524

PROPERTY AND EQUIPMENT, net	63,073	60,369

OTHER ASSETS	17,253	13,917
TOTAL ASSETS	$907,141	$1,278,810

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$822,760	$1,496,523
Accrued expenses	608,856	673,600
Accrued employee compensation	70,502	1,680
Contract liabilities	35,840	-
Advances from related and unrelated parties	12,000	310,000
Line of credit, related parties	375,729	370,179
Convertible promissory notes, net	2,004,541	455,606
Note payable, product, related party	94,058	-
Interest payable, related parties	685,907	685,907
Warrant liability	4,798,727	1,943,883
Notes payable, related parties, net	5,260,243	5,222,259
TOTAL CURRENT LIABILITIES	14,769,163	11,159,637

NON-CURRENT LIABILITIES
Contract liabilities	73,374	-
TOTAL NON-CURRENT LIABILITIES	73,374	-
TOTAL LIABILITIES	14,842,537	11,159,637

COMMITMENTS AND CONTINGENCIES (Note 16)

STOCKHOLDERS' DEFICIT
PREFERRED STOCK, SERIES A CONVERTIBLE, par value $0.001,
6,175 authorized; 6,175 shares issued and 0 shares outstanding
in 2017 and 2016	-	-

PREFERRED STOCK, SERIES B CONVERTIBLE, par value $0.001,
293 authorized; 293 shares issued and 0 shares outstanding
in 2017 and 2016, respectively	-	-

PREFERRED STOCK - UNDESIGNATED, par value $0.001, 4,993,532
shares authorized; no shares issued and outstanding	-	-

COMMON STOCK, par value $0.001, 350,000,000 shares authorized;
141,050,550 and 139,300,122 issued and outstanding in 2018 and
2017, respectively	141,051	139,300

ADDITIONAL PAID-IN CAPITAL	96,794,440	94,995,040

ACCUMULATED DEFICIT	(110,828,039)	(104,971,384)

ACCUMULATED OTHER COMPREHENSIVE LOSS	(42,848)	(43,783)
TOTAL STOCKHOLDERS' DEFICIT	(13,935,396)	(9,880,827)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$907,141	$1,278,810

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(UNAUDITED)

	Three Months Ended	Three Months Ended
	March 31,	March 31,
	2018	2017

REVENUES	$344,272	$149,569

COST OF REVENUES (exclusive of depreciation shown below)	165,466	55,144

OPERATING EXPENSES
Research and development	349,444	260,338
General and administrative	945,606	448,606
Depreciation	5,016	6,120
TOTAL OPERATING EXPENSES	1,300,066	715,064

OPERATING LOSS	(1,121,260)	(620,639)

OTHER INCOME (EXPENSE)
(Loss) gain on warrant valuation adjustment	(2,973,682)	323,223
Interest expense, net	(1,744,967)	(192,738)
Loss on foreign currency exchange	(16,746)	(3,378)
TOTAL OTHER INCOME (EXPENSE), NET	(4,735,395)	127,107

NET LOSS	(5,856,655)	(493,532)

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustments	935	1,785
TOTAL COMPREHENSIVE LOSS	$(5,855,720)	$(491,747)

LOSS PER SHARE:
Net loss - basic and diluted	$(0.04)	$-

Weighted average shares outstanding - basic and diluted	139,754,044	138,042,070

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three Months Ended	Three Months Ended
	March 31,	March 31,
	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(5,856,655)	$(493,532)
Adjustments to reconcile loss from continuing operations
to net cash used by operating activities
Depreciation	5,016	6,120
Change in allowance for doubtful accounts	(19,613)	5,152
Loss (gain) on warrant valuation adjustment	2,973,682	(323,223)
Amortization of debt issuance costs	1,473,872	-
Amortization of debt discount	37,984	55,900
Stock issued for consulting services	79,000	-
Changes in assets - (increase)/decrease
Accounts receivable - trade	20,449	4,278
Inventory	(32,734)	29,074
Prepaid expenses	(110,672)	(27,554)
Contract assets	(55,700)
Other	(3,336)	(55)
Changes in liabilities - increase/(decrease)
Accounts payable	(553,763)	320,377
Accrued expenses	(64,744)	171,741
Accrued employee compensation	68,822	-
Contract liabilties	109,214	-
Accrued interest	80,613	-
Interest payable, related parties	-	136,838
NET CASH USED BY OPERATING ACTIVITIES	(1,848,565)	(114,884)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(7,720)	-
NET CASH USED BY INVESTING ACTIVITIES	(7,720)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from convertible promissory notes, net	1,159,785	-
Proceeds from note payable, product	96,708	-
Proceeds from warrant exercise	13,528	77,066
Advances from related parties	12,000	-
Payments on note payable, product	(2,650)	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,279,371	77,066

EFFECT OF EXCHANGE RATES ON CASH	935	1,785

NET DECREASE IN CASH AND CASH EQUIVALENTS	(575,979)	(36,033)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	730,184	133,571
CASH AND CASH EQUIVALENTS, END OF PERIOD	$154,205	$97,538

SUPPLEMENTAL INFORMATION
Cash paid for interest, related parties	$151,227	$-
Cash paid for note payable, product	$2,650	$-

NONCASH INVESTING AND FINANCING ACTIVITIES
Stock issued for services	$79,000	$-

Cashless exercise of warrants	$118,838	$56,740

Advances from related and unrelated parties converted to Convertible promissory notes	$310,000	$-

Accounts payable converted to Convertible promissory notes	$120,000	$-

Beneficial conversion feature on 10% convertible promissory notes	709,827	-
Beneficial conversion feature on convertible promissory note	35,396	-
Beneficial conversion feature on convertible debt	$745,223	$-

Warrants issued with 10% convertible promissory notes	$808,458	$-
Warrants issued with convertible promissory note	36,104	-
Warrants issued for debt	$844,562	$-